SCHEDULE 14A
(RULE 14A-101)

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934

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VISCOUNT SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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VISCOUNT SYSTEMS, INC.
4585 TILLICUM STREET
BURNABY, BC V5J 5K9

PROXY STATEMENT AND INFORMATION CIRCULAR

ANNUAL GENERAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 18, 2010

In this Proxy Statement and Information Circular, all references to “$” are references to United States dollars and all references to “C$” are references to Canadian dollars.

The enclosed proxy is solicited by the Board of Directors of Viscount Systems, Inc. ("Viscount" or the “Company”), a Nevada corporation, for use at the Annual Meeting of Shareholders of Viscount (the “Meeting”) to be held at 10:00 a.m. (Pacific Standard Time) on Tuesday, May 18, 2010, at 4585 Tillicum Street, Burnaby, British Columbia, V5J 5K9, and at any adjournment or postponement thereof.

This Proxy Statement and the accompanying proxy card are being mailed to the stockholders of Viscount on or about April 21, 2010.

The cost of solicitation will be borne by the Company. The solicitation will be made primarily by mail. Proxies may also be solicited personally or by telephone by certain of the Company’s directors, officers and regular employees, who will not receive additional compensation therefore. In addition, the Company will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding solicitation materials to beneficial owners.

PROXY VOTING

The manner in which your shares may be voted by proxy depends on how your shares are held. If you own shares of record, meaning that your shares of Common Stock are represented by certificates or book entries in your name so that you appear as a shareholder on the records of our stock transfer agent, Pacific Stock Transfer Company, a proxy card for voting those shares will be included with this proxy statement. You may vote those shares by completing, signing and returning the proxy card at the following address: Advantage Proxy, 24925 13th Place South, Des Moines, WA 98198, fax number (206) 870-8492. Scanned copies of signed proxies can also be sent by email to ksmith@advantageproxy.com.

If you own shares through a bank or brokerage firm account, you may instead receive a voting instruction form with this proxy statement, which you may use to instruct how your shares should be voted. Just as with a proxy, you may vote those shares by completing, signing and returning the voting instruction form. Many banks and brokerage firms have arranged for Internet or telephonic voting of shares and provide instructions for using those services on the voting instruction form. If your bank or brokerage firm uses Broadridge, you may vote your shares via the Internet at www.proxyvote.com or by calling the toll-free number on your voting instruction form.

Shares for which proxy cards are properly executed and returned will be voted at the Meeting in accordance with the directions noted thereon or, in the absence of directions, will be voted "FOR" the election of each of the nominees to the Board of Directors, and "FOR" the appointment of Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants, as the independent auditor for the current year. It is not expected that any matters other than those referred to in this Proxy Statement will be brought before the Meeting. If, however, other matters are properly presented, the persons named as proxies will vote in accordance with their discretion with respect to such matters.

All proxy cards must be received by our proxy tabulating agent by no later than 48 hours prior to the time of the Meeting in order to be counted at the meeting.

Broker non-votes occur when a person holding shares through a bank or brokerage account does not provide instructions as to how his or her shares should be voted and the broker does not exercise discretion to vote those shares on a particular matter. Abstentions and broker non-votes will be included in determining the presence of a quorum at the Meeting. However, an abstention or broker non-vote will not have any effect on the outcome for the election of Directors.

ATTENDANCE AND VOTING AT THE MEETING

If you own shares of record, you may attend the Meeting and vote in person, regardless of whether you have previously voted on a proxy card. If you own shares through a bank or brokerage firm account, you may attend the Meeting, but in order to vote your shares at the meeting, you must obtain a "legal proxy" from the bank or brokerage firm that holds your shares. You should contact your account representative to learn how to obtain a "legal proxy." We encourage you to vote your shares in advance of the Meeting date by one of the methods described above, even if you plan on attending the Meeting. You may change or revoke your proxy at the Meeting as described below even if you have already voted.

REVOCATION OF PROXY

Any shareholder holding shares of record may revoke a previously granted proxy at any time before it is voted by delivering to the Secretary of Viscount a written notice of revocation or a duly executed proxy card bearing a later date or by attending the Meeting and voting in person. Any shareholder holding shares through a bank or brokerage firm may revoke a previously granted proxy or change previously given voting instructions by contacting the bank or brokerage firm, or by obtaining a legal proxy from the bank or brokerage firm and voting at the Meeting.

RECORD DATE AND QUORUM

The board of directors (the “Board”) of the Company have fixed the record date for the Meeting as the close of business on April 14, 2010 (the “Record Date”). Company shareholders of record as at the Record Date are entitled to receive notice of the Meeting and to vote their shares at the Meeting, except to the extent that any such shareholder transfers shares any shares after the Record Date and the transferee of those shares establishes that the transferee owns the shares and demands, not less than ten (10) days before the Meeting, that the transferee’s name be included in the list of shareholders entitled to vote at the Meeting, in which case only such transferee shall be entitled to vote such shares at the Meeting.

On the Record Date there were 17,841,250 common shares issued and outstanding, each share carrying the right to one vote. Only shareholders of record at the close of business on the Record Date will be entitled to vote in person or by Proxy at the Meeting or any adjournment thereof.

Under the Company’s articles, the quorum for the transaction of business at the Meeting consists of, subject to the special rights and restrictions attached to the share of any class or series of shares, one-third of the votes entitled to be cast on a matter by the holders of shares that are entitled to vote and be counted collectively upon such matter, represented in person or by proxy.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

Except as disclosed herein, no person has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in matters to be acted upon at the Meeting other than the election of directors and the appointment of auditors and as set out herein. For the purpose of this paragraph, “Person” shall include each person: (a) who has been a director, senior officer or insider of the Company at any time since the commencement of the Company’s last fiscal year; (b) who is a proposed nominee for election as a director of the Company; or (c) who is an associate or affiliate of a person included in subparagraphs (a) or (b).

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Common Stock as at the Record Date by:

(i)	each person or entity known by Viscount to beneficially own more than 5% of the Common Stock;
(ii)	each Director of Viscount;
(iii)	each of the named Executive Officers of Viscount; and
(iv)	all Directors and executive officers as a group.

Except as noted below, Viscount believes that the beneficial owners of the Common Stock listed below, based on information furnished by such owners, have sole voting and investment power with respect to such shares.

Title of Class	Name and Address Of Beneficial Owner	Amount of Beneficial Ownership	Percent of Class
Common	Stephen Pineau President, CEO, CFO, Secretary and Director Richmond British Columbia, Canada	2,056,490	11.53%
Common	Greg D.C. Shen Chairman and Director Vancouver, British Columbia, Canada	2,600,700	14.58%
Common	All directors and officers as a group (2 persons)	4,657,190	26.1%

PROPOSAL 1
ELECTION OF DIRECTORS

The Company proposes to fix the number of directors of the Company at two (2) and to nominate the persons listed below for election as directors. Each director will hold office until the next annual general meeting of the Company or until his or her successor is elected or appointed, unless his or her office is earlier vacated. Management does not contemplate that any of the nominees will be unable to serve as a director. In the event that prior to the Meeting any vacancies occur in the slate of nominees herein listed, it is intended that discretionary authority shall be exercised by the person named in the Proxy as nominee to vote the shares represented by Proxy for the election of any other person or persons as directors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH NOMINEE.

The following table sets out the names of the management nominees; their positions and offices in the Company; principal occupations; the period of time that they have been directors of the Company; and the number of shares of the Company which each beneficially owns or over which control or direction is exercised.

Name, Residence and Present Position within the Company	Director Since	Number of Shares Beneficially Owned, Directly or Indirectly, or Over Which Control or Discretion is Exercised	Principal Occupation
Stephen Pineau Richmond, BC President, Chief Executive Officer, Chief Financial Officer, Corporate Secretary, Director	July 27, 2001	4,313,275[1]	Director and Officer of Viscount’s wholly owned subsidiary, Viscount Communication & Control Systems Inc. since July of 1997.
Greg D.C. Shen Vancouver, BC Chairman, Director	July 27, 2001	3,962,575[1]	Director and Officer of Viscount’s wholly owned subsidiary, Viscount Communication & Control Systems Inc. since July of 1997.

(1)

These amounts include beneficial ownership of securities not currently outstanding but which are reserved for immediate issuance on exercise of options. In particular, these amounts include shares issuable upon exercise of warrants and options as follows: 2,256,785 shares issuable to Stephen Pineau and 1,361,875 shares issuable to Greg D. C. Shen.

Stephen Pineau was employed at Viscount Communication & Control Systems Inc., a subsidiary of BC Tel, as Marketing Director from 1992-1995. He left Viscount Communication & Control Systems Inc. to start Blue Mountain Technologies Inc., where he held office as President from 1995 to 1997. Blue Mountain Technology Inc. replaced B.C. Tel as the main Vancouver installation company of Viscount products. Since 1997 Mr. Pineau has held office as President of the current Viscount Communication & Control Systems Inc. The Board believes that Mr. Pineau’s expertise and experience, as described above in this paragraph, is valuable to the Board and to the Company.

Greg D.C. Shen acted as Production Manager at Microtel, a subsidiary of BC Tel from 1975 to 1993. Viscount Communication & Control Systems Inc. was also a Microtel division at one time, and as Production Manager, Mr. Shen became very familiar with Viscount products. The Board believes that Mr. Shen’s expertise and experience, as described above in this paragraph, is valuable to the Board and to the Company.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Viscount's Directors, executive officers and persons who own more than 10% of a registered class of Viscount's securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of Viscount. Directors, executive officers and greater than 10% shareholders are required by SEC regulation to furnish Viscount with copies of all Section 16(a) reports they file.

To Viscount's knowledge, based solely on a review of the copies of such reports furnished to Viscount, Viscount believes that during the year ended December 31, 2009, its Directors, executive officers and greater than 10% shareholders filed insider reports required under Section 16(a).

DIRECTORS AND EXECUTIVE OFFICERS

The following table contains information regarding the members of the Board of Directors and the Executive of Viscount as of the Record Date:

Name	Age	Position(s)
Stephen Pineau	49	President, Chief Executive Officer, Chief Financial Officer, Secretary and Director
Greg D. C. Shen	64	Chairman of the Board and Director

All of the officers identified above serve at the discretion of the Board and have consented to act as officers of Viscount.

RELATIONSHIPS AMONG DIRECTORS OR EXECUTIVE OFFICERS

There are no family relationships among any of the directors or executive officers of Viscount.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

The objective of the Company’s compensation program is to compensate the executive officers for their services to the Company at a level that is both in line with the Company’s fiscal resources and competitive with companies at a similar stage of development.

The Company compensates its executive officers based on their skill and experience levels and the existing stage of development of the Company. Executive officers are rewarded on the basis of the skill and level of responsibility involved in their position, the individual’s experience and qualifications, the Company’s resources, industry practice, and regulatory guidelines regarding executive compensation levels.

The Board of Directors has implemented three levels of compensation to align the interests of the executive officers with those of the shareholders. First, executive officers are paid a monthly consulting fee or salary. Second, the Board of Directors awards executive officers long term incentives in the form of stock options. Finally, and only in special circumstances, the Board of Directors may award cash or share bonuses for exceptional performance that results in a significant increase in shareholder value. The Company does not provide medical, dental, pension or other benefits to the executive officers.

The base compensation of the executive officers is reviewed and set annually by the Board of Directors. The CEO has substantial input in setting annual compensation levels. The CEO is directly responsible for the financial resources and operations of the Company. In addition, the CEO and Board of Directors from time to time determine the stock option grants to be made pursuant to the Company’s Stock Option Plan. Previous grants of stock options are taken into account when considering new grants. The Board of Directors awards bonuses at its sole discretion. The Board of Directors does not have pre-existing performance criteria or objectives.

Compensation for the most recently completed financial year should not be considered an indicator of expected compensation levels in future periods. All compensation is subject to and dependant on the Company’s financial resources and prospects.

Summary Compensation Table

The following table sets forth all information concerning the total compensation of Viscount’s president, chief executive officer, chief financial officer, and the three other most highly compensated officers during the last fiscal year (the “Named Executive Officers”) during the last three completed fiscal years for services rendered to Viscount in all capacities:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)[1] / (#)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Stephen Pineau, President, CEO, CFO, Secretary	2009	$117,000	Nil	Nil	Nil	Nil	Nil	$4,000(1)	$121,000
	2008	$117,000	Nil	Nil	Nil	Nil	Nil	$4,000(1)	$121,000
	2007	$117,00	Nil	Nil	Nil	Nil	Nil	$4,000 (1)	$121,000
Greg Shen, Chairman	2009	$57,802	Nil	Nil	Nil	Nil	Nil	$4,000(1)	$61,802
	2008	$57,802	Nil	Nil	Nil	Nil	Nil	$4,000(1)	$61,802
	2007	$57,242	Nil	Nil	Nil	Nil	Nil	$4,000(1)	$61,242

[1] These amounts were paid as Director’s Fees

Incentive Plan Awards

The Company has no Incentive Plan in place and therefore there were no awards made under any incentive plan to the NEO’s during the Company’s most recently completed financial year. An “Incentive Plan” is a plan providing compensation that depends on achieving certain performance goals or similar conditions within a specified period.

Directors’ Compensation

There are no standard arrangements pursuant to which directors of Viscount are compensated for services provided as a Director or members of committees of the Board of Directors. The Directors of Viscount did not receive any compensation for the year ended December 31, 2009 for services provided as a Director or member of a committee of the Board of Directors. However, Viscount’s subsidiary paid each director of the subsidiary CAD$4,000 during the year ended December 31, 2009.

GRANTS OF PLAN-BASED AWARDS
DURING THE MOST RECENTLY COMPLETED FINANCIAL YEAR

During the most recently completed financial year, there were no incentive stock options granted to the Named Executive Officers and no stock appreciation rights were granted during this period. A stock appreciation right (“SAR”) is a right to receive a payment of cash or an issue or transfer of shares based wholly or in part on changes in the trading price of the Company’s shares.

OUTSTANDING EQUITY AWARDS AT THE MOST RECENTLY COMPLETED FINANCIAL YEAR

Name and Principal Position	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date
Stephen Pineau President, CEO, CFO, Secretary	409,375 42,500 990,000 815,000	Nil Nil Nil Nil	Nil Nil Nil Nil	0.65 0.65 0.12 0.25	December 21, 2011 December 21, 2013 December 21, 2013 April 16, 2012
Greg Shen Chairman	359,375 12,500 900,000 90,000	Nil Nil Nil Nil	Nil Nil Nil Nil	0.65 0.12 0.12 0.12	December 21, 2011 December 21, 2013 December 21, 2013 December 21, 2015

AGGREGATED OPTION/SAR EXERCISES DURING THE MOST RECENTLY COMPLETED
FINANCIAL YEAR AND FINANCIAL YEAR-END OPTION/SAR VALUES

During the fiscal year ended December 31, 2009, no stock options were exercised by the Company’s Named Executive Officers. During this period, no outstanding SARs were held by the Named Executive Officers.

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the directors, executive officers, employees, proposed nominees for election as directors or their associates have been indebted to the Company since the beginning of the last completed financial year.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

Except as disclosed herein or above, since the commencement of the Company’s most recent financial year, no informed person (a director, officer or holder of 10% or more common shares) or nominee for election as a director of the Company or any associate or affiliate of any informed person or proposed director had any interest in any transaction which has materially affected or would materially affect the Company or any of its subsidiaries. See “Executive Compensation”.

TRANSACTIONS WITH RELATED PERSONS, PROMOTERS AND CERTAIN CONTROL
PERSONS

Stephen Pineau – President, Chief Executive Officer, Chief Financial Officer, Secretary and Director: On March 31, 2002, Viscount’s wholly owned subsidiary, Viscount Communication & Control Systems Inc. (“Viscount Communication”), entered into an employment agreement with Mr. Stephen Pineau, pursuant to which Mr. Pineau serves as President and Chief Executive Officer of Viscount Communication. The agreement provides for a current annual base salary of CAD$117,000. The initial term for Mr. Pineau’s agreement is one year with automatic renewal unless a minimum 30 days notice is given by Viscount Communication.

Greg D. C. Shen – Chairman and Director: On January 1, 2001, Viscount Communication entered into an employment agreement with Mr. Greg Shen, pursuant to which Mr. Shen serves as Chairman of the Board of Viscount Communication. The agreement provides for a current annual base salary of CAD$57,242. The initial term for Mr. Shen’s agreement is one year with automatic renewal at the employee’s discretion unless a minimum 30 days notice is given by Viscount Communication.

STATEMENT OF CORPORATE GOVERNANCE PRACTICE

Corporate governance relates to the activities of the Board, the members of which are elected by and are accountable to the shareholders, and takes into account the role of the individual members of management who are appointed by the board and charged with the day to day management of the Company. The Canadian Securities Administrators have implemented National Instrument 58-101 Disclosure of Corporate Governance Practices, which prescribes certain disclosure by the Corporation of its corporate governance practices. This disclosure is set out in the attached Schedule “A”.

BOARD OF DIRECTORS MEETINGS AND COMMITTEES

During the financial year ended 2009, there were no meetings of the Board of Directors. All matters which required approval of the Board of Directors were consented to in writing by all Directors.

The Board of Directors performs the functions of the Audit Committee. Stephen Pineau, Viscount’s President, Chief Executive Officer, and Chief Financial Officer performs the functions of the Compensation Committee. The functions performed by these committees are summarized below.

Audit Committee. The Audit Committee considers the selection and retention of independent auditors and reviews the scope and results of the audit. In addition, it reviews the adequacy of internal accounting, financial and operating controls and reviews Viscount's financial reporting compliance procedures.

In the course of its oversight of our financial reporting process, the directors have: (1) reviewed and discussed with management our audited financial statements for the year ended December 31, 2009; (2) received a report from Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants, our independent auditors, on the matters required to be discussed by Statement on Auditing Standards No. 61, “Communications with Audit Committees”; (3) received the written disclosures and the letter from the auditors required by Independence Standards Board Statement No. 1, “Independence Discussions with Audit Committee; and (4) considered whether the provision of non-audit services by the auditors is compatible with maintaining their independence and has concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Board has concluded that the audited financial statements should be included in our Annual Report on Form 10-K for the year ended December 31, 2009 filed with the SEC.

Compensation Committee. The Compensation Committee reviews and approves the compensation of Viscount's officers, reviews and administers Viscount's stock option plans for employees.

Nominating Committee. No Nominating Committee has been appointed. Nominations of directors are made by the Board of Directors. The Directors are of the view that the present management structure does not warrant the appointment of a Nominating Committee.

COMPENSATION COMMITTEE

Compensation Committee Interlocks and Insider Participation

The Compensation Committee is comprised solely by Stephen Pineau, in his capacity as President, Chief Executive Officer, Chief Financial Officer, and Director.

Compensation Committee Report

The Board has not prepared a report on executive compensation at this time.

AUDIT COMMITTEE

Pursuant to the British Columbia Instrument 51-509 Issuers Quoted in the U.S. Over-the Counter Markets and National Instrument 52-110 Audit Committees of the Canadian Securities Administrators, the Company is required to disclose annually in its Information Circular certain information concerning the constitution of its audit committee and its relationship with its independent auditor, as set forth in the following:

The primary function of the audit committee (the “Committee”) is to assist the board of directors in fulfilling its financial oversight responsibilities by reviewing (a) the financial reports and other financial information provided by the Company to regulatory authorities and shareholders; (b) the systems for internal corporate controls which have been established by the Board and management; and (c) overseeing the Company’s financial reporting processes generally. In meeting these responsibilities the Committee monitors the financial reporting process and internal control system; reviews and appraises the work of external auditors and provides an avenue of communication between the external auditors, senior management and the company’s Board. The Committee is also mandated to review and approve all material related party transactions.

The Audit Committee’s Charter

The Company has adopted a Charter of the Audit Committee of the Board of Directors a copy of which is annexed hereto as Schedule “B”.

Composition of the Audit Committee

The committee is comprised of the Board of Directors. All of the audit committee members are considered to be financially literate in that each committee member has the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company’s financial statements.

Relevant Education and Experience

Stephen Pineau has an understanding of the accounting principles used by the Company to prepare its financial statements.

Greg D.C. Shen has an understanding of the accounting principles used by the Company to prepare its financial statements.

Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, the Company’s Board has not failed to adopt a recommendation of the audit committee to nominate or compensate an external auditor.

Reliance on Certain Exemptions

The Company has not relied on the exemptions contained in sections 2.4 or 8 of NI 52-110. Section 2.4 provides an exemption from the requirement that the audit committee must pre-approve all non-audit services to be provided by the auditor, where the total amount of fees related to the non-audit services are not expected to exceed 5% of the total fees payable to the auditor in the fiscal year in which the non-audit services were provided. Section 8 permits a company to apply to a securities regulatory authority for an exemption from the requirements of NI 52-110, in whole or in part.

Pre-Approval Policies and Procedures

The audit committee has not adopted specific policies and procedures for the engagement of non-audit services. Subject to the requirements of NI 52-110, the engagement of non-audit services is considered by the Company’s Board, and where applicable the audit committee, on a case-by-case basis.

External Auditor Service Fees

In the following table, “audit fees” are fees billed by the Company’s external auditor for services provided in auditing the Company’s annual financial statements for the subject year. “Audit-related fees” are fees not included in audit fees that are billed by the auditor for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements. “Tax fees” are fees billed by the auditor for professional services rendered for tax compliance, tax advice and tax planning. “All other fees” are fees billed by the auditor for products and services not included in the foregoing categories.

The fees paid by the Company to its auditor in each of the last two fiscal years, by category, are as follows:

Fees	2008	2009
Audit fees	CAD$50,000	CAD$71,000
Audit related fees	Nil	Nil
Tax fees	CAD$6,500	CAD$6,500
All other fees	Nil	Nil

Exemption

The Company is relying on the exemption provided by section 6.1 of NI 52-110 which provides that the Company is not required to comply with Part 3 (Composition of the Audit Committee) and Part 5 (Reporting Obligations) of NI 52-110, in accordance with BCI 51-509.

PROPOSAL 2
APPOINTMENT OF INDEPENDENT AUDITORS

Viscount’s independent auditor, Davidson & Company LLP (“Davidson”) was dismissed on August 12, 2009. In Davidson’s reports on the financial statements for Viscount for the past two years, there were no adverse opinions or disclaimers of the opinion, or qualification or modification as to uncertainty, audit scope, or accounting principals.

During the period from the Viscount’s two most recent fiscal years and the subsequent interim period preceding the dismissal date, there were no disagreements with Davidson on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedures, which if not resolved to Davidson’s satisfaction would have caused Davidson to make reference to the subject matter of the disagreements in connection with Davidson’s report.

On August 12, 2009, the Board of Directors of Viscount approved the dismissal of Davidson and approved the engagement of Dale Matheson Carr-Hilton LaBonte LLP (“DMCL”) as Viscount’s principal accountant. Neither Viscount nor anyone on Viscount’s behalf consulted with DMCL regarding either the application of accounting principals to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Viscount’s financial statements, nor has DMCL provided to Viscount a written report or oral advice that was an important factor considered by Viscount in reaching a decision as to any accounting, auditing, or factual reporting issue, or any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(iv) and (v) respectively, of Regulation S-K with DMCL.

DMCL have been appointed by the Board to continue as Viscount's independent auditor for Viscount's fiscal year ending December 31, 2009.

Management is recommending that shareholders vote to appoint Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants, of #1500 – 1140 West Pender Street, Vancouver, British Columbia, V6E 4G1, as auditors for the Company and to authorize the directors to fix their remuneration.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE APPOINTMENT OF DALE MATHESON CARR-HILTON LABONTE LLP, CHARTERED ACCOUNTANTS, AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2010.

OTHER MATTERS

As of the date of this circular, management knows of no other matters to be acted upon at the Meeting. However, should any other matters properly come before the Meeting, the shares represented by the Proxy solicited hereby will be voted on such matters in accordance with the best judgment of the persons voting the shares represented by the Proxy.

PROPOSALS OF SHAREHOLDERS

Proposals which shareholders wish to be considered for inclusion in the Proxy Statement and proxy card for the 2011 Annual Meeting of Shareholders must be received by the Secretary of Viscount by December 1, 2010 and must comply with the requirements of Rule 14a-8 under the Securities Exchange Act of 1934, as amended.

In addition, Viscount's Bylaws include advance notice provisions that require shareholders desiring to bring nominations or other business before an annual shareholders meeting to do so in accordance with the terms of the advance notice provisions. These advance notice provisions require that, among other things, shareholders give timely written notice to the Secretary of Viscount regarding such nominations or other business. To be timely, a notice must be delivered to the Secretary at the principal executive offices of Viscount not more than 90, but not less than 60, days prior to the date of the Annual Meeting.

Accordingly, a shareholder who intends to present a nomination or proposal at the 2011 Annual Meeting of Shareholders without inclusion of the proposal in Viscount's proxy materials must provide written notice of the nominations or other business they wish to propose to the Secretary no later than December 1, 2010. Viscount reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ANNUAL REPORT ON FORM 10-K

A COPY OF VISCOUNT'S COMBINED ANNUAL REPORT TO SHAREHOLDERS AND ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2009 ACCOMPANIES THIS PROXY STATEMENT AND IS IN THE FORM ANNEXED TO THE PROXY STATEMENT. AN ADDITIONAL COPY WILL BE FURNISHED WITHOUT CHARGE TO BENEFICIAL SHAREHOLDERS OR SHAREHOLDERS OF RECORD UPON REQUEST TO INVESTOR RELATIONS, VISCOUNT SYSTEMS, INC. SUITE 4585 TILLICUM STREET, BURNABY, BRITISH COLUMBIA, CANADA, V5J 5K9 OR BY CALLING (604) 327-9446.

Dated at Vancouver, British Columbia, this 14th day of April, 2010.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Stephen Pineau
Stephen Pineau

President, Chief Executive Officer, Chief Financial Officer,
Secretary and Director

Schedule “A”

Statement of Corporate Governance Disclosure

The following description of the governance practices of the Company is provided in accordance with the guidelines of applicable securities laws (the “Guidelines”). The Guidelines address matters relating to independence of directors, the functions to be performed by the directors of a company and their committees and effectiveness and evaluation of proposed corporate governance guidelines and best practices specified by the Canadian securities regulators. The directors of the Company will continue to monitor the developments and the various changes to the proposed corporate governance guidelines and best practices and where applicable will amend its corporate governance guidelines accordingly.

Guideline	The Governance Disclosure of the Company

1. Board of Directors

Disclose how the Board of Directors (the “Board”) facilitates its exercise of independent supervision over management, including

The Board consists of two (2) directors, of whom none are independent. Stephen Pineau is the President, Chief Executive Officer, Chief Financial Officer, and Corporate Secretary of the Company. Greg Shen is the Chairman of the Company.

(i) the identity of directors that are independent, and
(ii) the identity of directors who are not independent, and the basis for that determination

The Board facilitates its exercise of independent supervision over management by meeting or having discussions without management present whenever it is deemed necessary and by requiring all significant operational decisions to be approved by the Board.

2. Directorships

If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a jurisdiction or a foreign jurisdiction, identify both the director and the other issuer.	The directors of the Company are directors of the following reporting issuers set opposite their names: Stephen Pineau – None Greg Shen - None

3. Orientation and Continuing Education

Describe what steps, if any, the Board takes to orient new Board members, and describe any measures the Board takes to provide continuing education for directors.

Orientation of new members of the Board is conducted informally by management and members of the Board. The Corporation has not adopted formal policies respecting continuing education for Board members.

4. Ethical Business Conduct

Describe what steps, if any, the Board takes to encourage and promote a culture of ethical business conduct.

The Board has not adopted a formal code of business conduct and ethics. The Board is of the view that the fiduciary duties placed on individual directors by the Corporation’s governing legislation and common law together with corporate statutory restrictions on an individual director’s participation in Board decisions in which the director has an interest are sufficient to ensure that the Board operates independently of management and in the best interests of the Corporation

5. Nomination of Directors

Disclose what steps, if any, are taken to identify new candidates for Board nomination, including: (i) who identifies new candidates, and (ii) the process of identifying new candidates.

The Board considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual general meting. The Board takes in to account the number of directors required to carry out the Board’s duties effectively and to maintain diversity of views and experience.

The Board has not established a nominating committee and this function is currently performed by the Board as a whole.

6. Compensation

Disclose what steps, if any, are taken to determine compensation for the directors and CEO, including: (i) who determines compensation, and (ii) the process of determining compensation.	Members of the Board are not compensated for acting as directors. The Board as a whole determines the stock option grants for each director. Board members review the compensation of the senior officers on an annual basis to ensure that it is competitive.

7. Other Board Committees

If the Board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.	The Board is satisfied that, in view of the size and composition of the Board, it is more efficient and cost effective for the full board to perform the duties that would be required by standing committees, other than the audit committee.

8. Assessments

Disclose what steps, if any, that the Board takes to satisfy itself that the Board, its committees, and its individual directors are performing effectively.	The Board annually, and at such other times as it deems appropriate, reviews the performance and effectiveness of the Board, the directors and its committees to determine whether changes in size, personnel or responsibilities are warranted. To assist in its review, the Board conducts informal surveys of its directors and receives reports from each committee respecting its own effectiveness. As part of the assessments, the Board or the individual committee may review their respective mandate or charter and conduct reviews of applicable corporate policies.

Schedule “B”

Charter of the Audit Committee of the Board of Directors
of Viscount Systems, Inc. (the “Company”)

Mandate

The primary function of the Audit Committee (“Committee”) is to assist the Board of Directors in fulfilling its financial oversight responsibilities by reviewing the following: (a) the financial reports and other financial information provided by the Company to regulatory authorities and shareholders; (b) the Company’s systems of internal controls regarding finance and accounting and the Company’s auditing, accounting; and (c) financial reporting processes. Consistent with this function, the Committee will encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels. The Committee’s primary duties and responsibilities are to (i) serve as an independent and objective party to monitor the Company’s financial reporting and internal control system and review the Company’s financial statements; (ii) review and appraise the performance of the Company’s external auditors; (iii) provide an open avenue of communication among the Company’s auditors, financial and senior management and the board of directors; and (iv) to ensure the highest standards of business conduct and ethics.

Board of Directors as Initial Audit Committee

The Committee will be initially comprised of the full Board of Directors. Where the Committee comprises the full Board of Directors, the provisions of this Charter concerning composition, meetings outside the presence of management, pre-approvals, and reporting of the Committee to the Board of Directors will not be applicable.

Composition

When required under applicable Canadian or United States securities policies or at the discretion of the Board of Directors, presuming the Board of Directors has sufficient membership, the Committee will be comprised of three directors, all of whom shall be free from any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independent judgment as a member of the Committee.

All members of the Committee shall have accounting or related financial management expertise. Notwithstanding the foregoing, a member of the Committee who is not financially literate may be appointed to the Committee provided that such member becomes financially literate within a reasonable period of time following his or her appointment. For the purposes of the Company’s Charter, the definition of “financially literate” is the ability to read and understand a set of financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of the issues that can presumably be expected to be raised by the Company’s financial statements.

The members of the Committee shall be elected by the board of directors at its first meeting following the annual shareholders’ meeting. Unless a Chair is elected by the full board of directors, the members of the Committee may designate a Chair by a majority vote of the full Committee membership.

Meetings

The Committee shall meet at least twice annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Committee will meet at least annually with the Chief Executive Officer and/or the Chief Financial Officer and the external auditors in separate sessions.

Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

Documents/Reports Review

(a)	Review and update this Charter annually.
(b)

Review the Company’s financial statements, MD&A, any annual and interim earning statements and press releases before the Company publicly discloses this information and any reports or other financial information (including quarterly financial statements), which are submitted to any governmental body, or to the public, including any certification, report, opinion or review rendered by the external auditors.

External Auditors

(a)	Review annually the performance of the external auditors who shall be ultimately accountable to the board of directors and the Committee as representatives of the shareholders of the Company.
(b)	Obtain annually a formal written statement of external auditors setting forth all relationships between the external auditors and the Company.
(c)	Review and discuss with the external auditors any disclosed relationships or services that may impact the objectivity and independence of the external auditors.
(d)	Take or recommend that the full board of directors take appropriate action to oversee the independence of the external auditors.
(e)	Recommend to the board of directors the selection and, where applicable, the replacement of the external auditors nominated annually for shareholder approval.
(f)

At each meeting, consult with the external auditors, without the presence of management, about the quality of the Company’s accounting principles, internal controls and the completeness and accuracy of the Company’s financial statements.

(g)	Review and approve the Company’s hiring policies regarding partners, employees and former partners and employees of the present and former external auditors of the Company.
(h)	Review with management and the external auditors the audit plan for the year-end financial statements and intended template for such statements.
(i)

Review and pre-approve all audit and audit-related services and the fees and other compensation related thereto, and any non-audit services, provided by the Company’s external auditors. The pre-approval requirement is waived with respect to the provision of non-audit services if:

i.

the aggregate amount of all such non-audit services provided to the Company constitutes not more than 5% of the total amount of fees paid by the Company to its external auditors during the fiscal year in which the non-audit services are provided;

	ii.	such services were not recognized by the Company at the time of the engagement to be non-audit services; and
iii.

such services are promptly brought to the attention of the Committee by the Company and approved prior to the completion of the audit by the Committee or by one or more members of the Committee who are members of the board of directors to whom authority to grant such approvals has been delegated by the Committee.

Provided the pre-approval of the non-audit services is presented to the Committee’s first scheduled meeting following such approval such authority may be delegated by the Committee to one or more independent members of the Committee.

Financial Reporting Processes

(a)	In consultation with the external auditors, review with management the integrity of the Company’s financial reporting process, both internal and external.
(b)	Consider the external auditor’s judgments about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.
(c)	Consider and approve, if appropriate, changes to the Company’s auditing and accounting principles and practices as suggested by the external auditors and management.
(d)	Review significant judgments made by management in the preparation of the financial statements and the view of the external auditors as to appropriateness of such judgments.
(e)

Following completion of the annual audit, review separately with management and the external auditors any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

(f)	Review any significant disagreement among management and the external auditors in connection with the preparation of the financial statements.
(g)	Review with the external auditors and management the extent to which changes and improvements in financial or accounting practices have been implemented.
(h)	Review certification process for certificates required under National Instrument 52-109 and Section 302(a) of the Sarbanes-Oxley Act.
(i)	Establish a procedure for the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

Other

a)	Review any related party transactions.
b)	Review reports from persons regarding any questionable accounting, internal accounting controls or auditing matters (“Concerns”) relating to the Company such that:

	i.	an individual may confidentially and anonymously submit their Concerns to the Chairman of the Committee in writing, by telephone, or by e-mail;
	ii.	the Committee reviews as soon as possible all Concerns and addresses same as they deem necessary; and
	iii.	the Committee retains all records relating to any Concern reported by an individual for a period the Committee judges to be appropriate.

All of the foregoing in a manner that the individual submitting such Concerns shall have no fear of adverse consequences.

VISCOUNT SYSTEMS, INC.
(the “Company”)

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned shareholder of Viscount Systems, Inc., hereby appoints Stephen Pineau, President of the Company, or failing him, Greg D. C. Shen, a director of the Company, or any one of them, or in the place of the foregoing the following person ___________________________(insert name), with full power of substitution in each, as proxyholder to cast all votes which the undersigned shareholder is entitled to cast at the Annual General Meeting of Shareholders to be held at 10:00 a.m. (Pacific Standard Time) on Tuesday, May 18, 2010, at 4585 Tillicum Street, Burnaby, British Columbia, V5J 5K9, or any adjournment or postponement thereof, with authority to vote upon the matters set forth on this Proxy Card.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXYHOLDER TO VOTE EACH PROPOSAL AS MARKED, OR IF NOT MARKED, TO VOTE “FOR” EACH PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

The undersigned hereby acknowledges receipt of the Company’s Proxy Statement and hereby revokes any proxy or proxies previously given.

IMPORTANT – PLEASE SIGN AND RETURN YOUR COMPLETED
PROXY CARD PROMPTLY. YOUR VOTE IS IMPORTANT!

Please mark your votes as indicated in this example:[X]

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.

Item 1 – The election of Directors to serve until the next Annual Meeting of Shareholders as provided in the Articles of Incorporation, or until his or her successor is duly elected and qualified.

NOMINEE: Greg Shen

                                          FOR                                                WITHHOLD

                                             [    ]                                                         [    ]

NOMINEE: Stephen Pineau

                                          FOR                                                WITHHOLD

                                             [    ]                                                         [    ]

Item 2 - Approval of the appointment of Dale Matheson Carr-Hilton LaBonte LLP, Chartered Accountants as the independent auditor for the year ending December 31, 2010.

                                          FOR                                                WITHHOLD

                                             [    ]                                                         [    ]

All of the proposals set forth above are proposals of the Company. None of the proposals are related to or conditioned upon approval of any other proposal.

In their discretion, the proxyholder is authorized to vote upon such other matters as may properly come before the meeting or any adjournments or postponements thereof.

THIS PROXY MUST BE SIGNED AND DATED BELOW:

REGISTERED HOLDER SIGN HERE: ____________________________________

PRINT NAME HERE: _________________________________________________

DATE SIGNED: _____________________________________________________

NUMBER OF SHARES VOTED: ________________________________________

Please sign above exactly as your name appears on this Proxy Card. If shares are registered in more than one name, the signatures of all such persons are required. A corporation should sign in its full corporate name by a duly authorized officer, stating his/her title. A corporation must attach a copy of the corporate resolution authorizing the duly authorized officer to sign this Proxy Card. Trustees, guardians, executors and administrators should sign in their official capacity, giving their full title as such and attaching documentation supporting their authority to sign. If a partnership, please sign in the partnership name by authorized person(s) and attach a partnership resolution.

All proxies must be received by the tabulating agent not less than forty-eight (48) hours, excluding Saturdays, Sundays, and holidays, prior to the time of the meeting in order to be counted. The address for the tabulating agent is as follows: Advantage Proxy, 24925 13th Place South, Des Moines, Washington, 98198, or fax number (206) 870-8492. Scanned copies of signed proxies can also be sent by email to ksmith@advantageproxy.com.

THANK YOU FOR VOTING.